Tax - Schedule of Deferred Tax Assets and Deferred Tax Liability (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Deferred tax assets:
Allowance for inventories and others	$ 283	$ 253
Net operating loss carried forward	4,374	2,671
Total deferred tax assets	4,657	2,924
Valuation allowance	(2,679)	(946)
Deferred tax assets, net of valuation allowance	1,978	1,978
Deferred tax liability:
Accelerated tax depreciation and others	(445)	(450)
Total deferred tax liability	$ (445)	$ (450)